Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
8.	Income Taxes

The components of the Company’s deferred tax assets are as follows (in thousands):

	December 31,
	2017	2016
Net operating loss carryforwards	$55,265	$85,148
Stock based compensation	297	435
Research and development credits	3,229	2,925
Fixed assets	3,477	2,617
Accruals	35	391

Total Deferred tax assets	62,303	91,516
Valuation allowance	(62,303)	(91,516)

Net deferred tax asset	$—	$—

After consideration of the available evidence, both positive and negative, the Company has determined that a full valuation allowance at December 31, 2017 and 2016 is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized. The valuation allowance decreased by approximately $29,213,000 for the year ended December 31, 2017 and increased by $4,757,000 for the year ended December 31, 2016. As all of the Company’s deferred tax assets have been reserved for in a valuation allowance, no provision for (benefit from) income taxes has been recorded in the accompanying financial statements.

At December 31, 2017, the Company had net operating loss carry-forwards of approximately $246,998,000 for Federal income tax purposes which will begin to expire in 2020, and net operating loss carry-forwards for California state income tax purposes of $52,948,000 which will begin to expire in 2028. The Company had federal research and development tax credits of $3,301,000 which will begin to expire in 2021. The Company also had state research and development tax credits in California of $1,276,000 which have no expiration.

The utilization of the Company’s net operating losses and credits may be subject to a substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization.

A reconciliation of the federal statutory rate to the Company’s effective tax rate is as follows:

	Years ended December 31,
	2017	2016
Federal Statutory Rate	34.0%	34.0%
State Tax	0.2	0.4
Change in Valuation Allowance	216.8	(34.8)
Stock-Based Compensation	(0.5)	(0.4)
Research Credits	0.3	1.7
Other	(0.1)	(1.0)
Tax Reform—Tax Rate Change	(250.7)	—

Provision for income taxes	(0.0)%	(0.0)%

At December 31, 2017, the Company had $1,147,000 of unrecognized tax benefits related to research and development credits.

The change in unrecognized tax benefits is as follows (in thousands):

Unrecognized tax benefits as of December 31, 2015	$1,410
Decrease in prior year unrecognized tax benefits	(447)
Increase in current year unrecognized tax benefits	109

Unrecognized tax benefits as of December 31, 2016	1,072
Increase in current year unrecognized tax benefits	75

Unrecognized tax benefits as of December 31, 2017	$1,147

The Company does not expect its unrecognized tax benefits to change significantly over the next twelve months. As of December 31, 2017, due to a valuation allowance against the Company’s deferred tax assets, none of the unrecognized tax benefits, if recognized, would affect the Company’s effective tax rate.

There are currently no federal or state audits in progress. Tax years still subject to examination for Federal and the State authorities include all prior years due to the existence of net operating loss carry-forwards.

It is the Company’s practice to recognize interest and penalties related to income tax matters in income tax expense. As of December 31, 2017, the Company has no accrued interest and penalties related to uncertain tax positions.